UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

__________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

Opendoor Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39253 (Commission File Number)	98-1515020 (I.R.S. Employer Identification No.)
1 Post Street, Floor 11 San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

(415) 896-6737

(Registrant’s telephone number, including area code)

Social Capital Hedosophia Holdings Corp. II

317 University Ave, Suite 200

Palo Alto, California 94301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Warrants to purchase common stock	OPENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Domestication and Merger Transaction

As previously announced, Social Capital Hedosophia Holdings Corp. II (“SCH” and, after the Domestication as described below, “Opendoor Technologies”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of September 15, 2020 (the “Merger Agreement”), by and among SCH, Hestia Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of SCH (“Merger Sub”), and Opendoor Labs Inc., a Delaware corporation (“Opendoor”).

On December 18, 2020, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 124 of the final prospectus and definitive proxy statement, dated November 27, 2020 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), SCH filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which SCH was domesticated and continues as a Delaware corporation, changing its name to “Opendoor Technologies Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of SCH (the “SCH Class A ordinary shares”), automatically converted, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of Opendoor Technologies (the “Opendoor Technologies common stock”); (2) each then issued and outstanding redeemable warrant of SCH (the “SCH warrants”) automatically converted into a redeemable warrant to acquire one share of Opendoor Technologies common stock (the “Opendoor Technologies warrants”); and (3) each of the then issued and outstanding units of SCH that had not been previously separated into the underlying SCH Class A ordinary shares and underlying SCH warrants upon the request of the holder thereof (the “SCH units”), were cancelled and entitled the holder thereof to one share of Opendoor Technologies common stock and one-third of one Opendoor Technologies warrant. No fractional shares will be issued upon exercise of the Opendoor Technologies warrants.

On December 18, 2020, as contemplated by the Merger Agreement and described in the section titled “BCA Proposal” beginning on page 82 of the Proxy Statement/Prospectus, Opendoor Technologies consummated the merger transaction contemplated by the Merger Agreement, whereby Merger Sub merged with and into Opendoor, the separate corporate existence of Merger Sub ceasing and Opendoor being the surviving corporation and a wholly owned subsidiary of Opendoor Technologies (the “Merger” and, together with the Domestication, the “Business Combination”).

Immediately prior to the effective time of the Merger, (1) each share of Opendoor’s (a) Series A Preferred Stock, par value $0.00001 per share, (b) Series B Preferred Stock, par value $0.00001 per share, (c) Series C Preferred Stock, par value $0.00001 per share, (d) Series C-1 Preferred Stock, par value $0.00001 per share, (e) Series D Preferred Stock, par value $0.00001 per share, (f) Series D-1 Preferred Stock, par value $0.00001 per share, (g) Series E Preferred Stock, par value $0.00001 per share, (h) Series E-1 Preferred Stock, par value $0.00001 per share, and (i) Series E-2 Preferred Stock, par value $0.00001 per share (collectively, the “Company Preferred Stock”), converted into one share of common stock, par value $0.00001 per share, of Opendoor (the “Opendoor common stock” and, together with Opendoor Preferred Stock, the “Opendoor Capital Stock”) (such conversion, the “Opendoor Preferred Conversion”) and (2) all of the outstanding warrants to purchase shares of Opendoor Capital Stock were exercised in full or terminated in accordance with their respective terms (the “Opendoor Warrant Settlement”).

On September 14, 2020, pursuant to that certain Convertible Notes Exchange Agreement (the “Notes Exchange Agreement”), by and among Opendoor and the Holders (as defined therein) (the “Opendoor Convertible Debt Holders”), convertible notes previously issued by Opendoor to certain affiliates of Opendoor Convertible Debt Holders in an aggregate original principal amount of $178,200,000 (collectively, the “Convertible Notes”), were cancelled and exchanged for the right to receive 13,267,283 shares of Opendoor common stock upon the earlier of (i) immediately prior to the effective time of the Merger and the closing of the Merger (the “Closing”) and (ii) March 13, 2021 (the “Convertible Note Exchange”).

As a result of and upon the Closing, among other things, all outstanding shares of Opendoor common stock (after giving effect to the Opendoor Preferred Conversion, the Opendoor Warrant Settlement and the Convertible Note Exchange) as of immediately prior to the effective time of the Merger, and together with shares of Opendoor common stock reserved in respect of Opendoor Awards outstanding as of immediately prior to the Closing that were converted into awards based on Opendoor Technologies common stock, were cancelled in exchange for the right to receive, or the reservation of, an aggregate of 500,000,000 shares of Opendoor Technologies common stock (at a deemed value of $10.00 per share), which, in the case of Opendoor Awards, were shares underlying awards based on Opendoor Technologies common stock representing a pre-transaction equity value of Opendoor of $5.0 billion.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE Investment

As previously announced, on September 15, 2020, concurrently with the execution of the Merger Agreement, SCH entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for 60,005,000 shares of Opendoor Technologies common stock at $10.00 per share for an aggregate commitment amount of $600,050,000 (the “PIPE Investment”), a portion of which was funded by certain affiliates of Opendoor stockholders and of SCH Sponsor II LLC, SCH’s sponsor (the “Sponsor”), respectively. The PIPE Investment was consummated substantially concurrently with the Closing.

Immediately after giving effect to the Business Combination and the PIPE Investment, there were 544,422,565 shares of Opendoor Technologies common stock and 19,933,333 Opendoor Technologies warrants outstanding. Upon the consummation of the Business Combination, SCH’s ordinary shares, warrants and units ceased trading on the New York Stock Exchange, and Opendoor Technologies’ common stock and warrants are expected to trade on The Nasdaq Global Select Market (the “Nasdaq”) under the symbols “OPEN” and “OPENW,” respectively. Immediately after giving effect to the Business Combination and the PIPE Investment, (1) SCH’s public shareholders owned approximately 7.6% of the outstanding Opendoor Technologies common stock, (2) Opendoor Stockholders (without taking into account any public shares held by Opendoor Stockholders prior to the consummation of the Business Combination and including the Opendoor PIPE Investors) owned approximately 80.2% of the outstanding Opendoor Technologies common stock, (3) the Sponsor and related parties (including the Sponsor Related PIPE Investors) collectively owned approximately 4.8% of the outstanding Opendoor Technologies common stock and (4) the Third Party PIPE Investors owned approximately 7.4% of the outstanding Opendoor Technologies common stock.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On December 18, 2020, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Opendoor Technologies, the Sponsor, certain former stockholders of Opendoor, Cipora Herman, David Spillane, ChaChaCha SPAC B, LLC, Hedosophia Group Limited, 010118 Management, L.P. and the other parties thereto entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 98 titled “BCA Proposal—Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.14 to this Report and is incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note—Domestication and Merger Transaction” above is incorporated into this Item 2.01 by reference.

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When Opendoor Technologies discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Opendoor Technologies’ management.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Opendoor Technologies' control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the impact of the COVID-19 pandemic;

•	the ability of Opendoor Technologies to maintain an effective system of internal controls over financial reporting;

•	the ability of Opendoor Technologies to respond to general economic conditions;

•	the health of the U.S. residential real estate industry;

•	risks associated with Opendoor Technologies’ real estate assets and increased competition in the U.S. residential real estate industry;

•	the ability of Opendoor Technologies to manage its growth effectively;

•	the ability of Opendoor Technologies to achieve and maintain profitability in the future;

•	the ability of Opendoor Technologies to access sources of capital, including debt financing and securitization funding to finance its real estate inventories and other sources of capital to finance operations and growth;

•	the ability of Opendoor Technologies to maintain and enhance its products and brand, and to attract customers;

•	the ability of Opendoor Technologies to manage, develop and refine its technology platform, including its automated pricing and valuation technology;

•	the ability to maintain the listing of Opendoor Technologies' securities on the Nasdaq;

•	the risk that the Business Combination disrupts current plans and operations of Opendoor Technologies;

•	the ability to recognize the anticipated benefits of the Business Combination;

•	outcome of any legal proceedings that may be instituted against Opendoor Technologies related to the Business Combination;

•	the success of strategic relationships with third parties; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 27 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the other documents filed by Opendoor Technologies from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Opendoor Technologies. There can be no assurance that future developments affecting Opendoor Technologies will be those that Opendoor Technologies has anticipated. Opendoor Technologies undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Business

Opendoor Technologies’ business is described in the Proxy Statement/Prospectus in the section titled “Information About Opendoor” beginning on page 187, which is incorporated herein by reference.

Risk Factors

The risks associated with Opendoor Technologies’ business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 27 and are incorporated herein by reference.

Financial Information

The unaudited financial statements of Opendoor as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the audited financial statements as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017 are set forth in the Proxy Statement/Prospectus beginning on page F-34 and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of SCH and Opendoor as of September 30, 2020 and for the year ended December 31, 2019 and the nine months ended September 30, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 197 in the section titled “Opendoor’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 221 in the section titled “Opendoor’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Opendoor Technologies common stock following the consummation of the Business Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Opendoor Technologies common stock;

•	each of Opendoor Technologies’ current named executive officers and directors; and

•	all current executive officers and directors of Opendoor Technologies as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

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Unless otherwise indicated, Opendoor Technologies believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
SVF Excalibur (Cayman) Limited(2)	73,620,282	13.5%
Entities affiliated with Khosla Ventures(3)	46,120,934	8.5%
AI LiquidRE LLC(4)	34,639,442	6.4%
Entities affiliated with GGV Capital(5)	27,422,875	5.0%
Directors and Executive Officers
Eric Wu	32,407,840	6.0%
Carrie Wheeler	150,000	*
Ian Wong	6,417,294	1.2%
Julie Todaro(6)	316,418	*
Tom Willerer(7)	242,631	*
Andrew Low Ah Kee	—	—
Elizabeth Stevens(8)	298,570	*
Adam Bain	250,610	*
Cipora Herman	100,000	*
Pueo Keffer	—	—
Glenn Solomon(9)	—	—
Jason Kilar	—	—
Jonathan Jaffe	—	—
All directors and executive officers as a group (13 individuals)	40,183,363	7.4%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 1 Post Street, Floor 11, San Francisco, California 94104.

(2)	The address of SVF Excalibur (Cayman) Limited is Walkers Corporate Limited Cayman Corporate Centre, 27 Hospital Road George Town, Grand Cayman OT KY1-9008, Cayman Islands.

(3)	Consists of (i) 2,769,348 shares of our common stock held of record by Khosla Venture IV (CF), LP (“KV IV (CF)”), (ii) 43,317,254 shares of our common stock held of record by Khosla Ventures IV, LP (“KV IV”), (iii) 1,843 shares held of record by Khosla Ventures Seed B (CF), LP (“KV B (CF)”), and (iv) 32,489 shares of our common stock held of record by Khosla Ventures Seed B, LP (“KV B”). The general partner of KV IV (CF) and KV IV is Khosla Ventures Associates IV, LLC (“KVA IV”). The general partner of KV B (CF) and KV B is Khosla Ventures Seed Associates B, LLC (“KV Seed”). VK Services, LLC (“VK Services”) is the sole manager of KVA IV and KV Seed. Vinod Khosla is the managing member of VK Services. Mr. Weiden is a member of each of KVA IV and KV Seed. Each of Mr. Khosla, Mr. Weiden, VK Services and KVA IV may be deemed to share voting and dispositive power over the shares held by KV IV (CF) and KV IV. Mr. Khosla, Mr. Weiden, VK Services and KVA IV disclaim beneficial ownership of the shares held by KV IV (CF) and KV IV, except to the extent of their respective pecuniary interests therein. Each of Mr. Khosla, Mr. Weiden, VK Services and KVA may be deemed to share voting and dispositive power over the shares held by KV B (CF) and KV B. Mr. Khosla, Mr. Weiden, VK Services and KV Seed disclaim beneficial ownership of such shares held by KV B (CF) and KV B, except to the extent of their respective pecuniary interests therein. The address for Mr. Khosla, Mr. Weiden and each of the foregoing entities is 2128 Sand Hill Road, Menlo Park, California 94025.

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(4)	Each of Access Industries Management, LLC (“AIM”) and Mr. Len Blavatnik may be deemed to beneficially own, and share investment and voting power over, the shares held directly by AILR because (i) Mr. Blavatnik is the controlling person of AIM and a majority of the outstanding voting interests in AILR and (ii) AIM is the controlling entity of AILR. Each of AIM and Mr. Blavatnik disclaim beneficial ownership of the shares held directly by AILR, except to the extent of their actual pecuniary interest therein. The address of Mr. Blavatnik and each of the foregoing entities is 40 West 57th Street, 28th Floor, New York, NY 10019.

(5)	Consists of (i) 19,380,847 shares of our common stock held of record by GGV Capital V, L.P. (“GGCV”), (ii) 7,330,756 shares of our common stock held of record by GGV Capital Select L.P. (“GGCS”) and (iii) 711,272 shares of our common stock held of record by GGV Capital V Entrepreneurs Fund L.P. (“GGCVEF”). GGV Capital V L.L.C. (“GGCV LLC”) is the General Partner of GGCV and GGCVEF. GGV Select L.L.C. (“GGCS LLC”) is the General Partner of GGCS. There are five Managing Directors with shared voting and investment power in GGVV LLC and GGCS LLC. The address for each of the foregoing entities is 3000 Sand Hill Road, Suite 4-230, Menlo Park, CA 94025.

(6)	Includes 316,418 shares of Opendoor Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of December 18, 2020.

(7)	Includes 242,631 shares of Opendoor Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of December 18, 2020.

(8)	Includes 32,941 shares of Opendoor Technologies common stock and 265,629 shares of Opendoor Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of December 18, 2020.

(9)	Glenn Solomon is one of five Managing Directors with shared voting and investment power in GGCV LLC and GGCS LLC. Mr. Solomon disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

Directors and Executive Officers

Opendoor Technologies’ directors and executive officers after the consummation of the Business Combination, other than Andrew Low Ah Kee, Opendoor Technologies’ President, are described in the Proxy Statement/Prospectus in the sections titled “Director Election Proposal” beginning on page 138 and “Management of Opendoor Technologies Following the Business Combination” beginning on page 223 and that information is incorporated herein by reference. The biographical information about Mr. Low Ah Kee is set forth under Item 5.02 of this Report and that information is incorporated herein by reference. Additionally, interlocks and insider participation information regarding Opendoor Technologies’ executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Opendoor Technologies Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 227 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Opendoor’s executive officers is described in the Proxy Statement/Prospectus in the sections titled “Opendoor’s Compensation Discussion and Analysis” beginning on page 228 and “Executive Compensation” beginning on page 234 and that information is incorporated herein by reference.

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Director Compensation

The compensation of Opendoor’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—2019 Director Compensation Table” beginning on page 245 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Opendoor Technologies are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 252 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Opendoor—Legal Proceedings” beginning on page 196, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Opendoor Technologies’ common stock and Opendoor Technologies’ warrants are expected to begin trading on the Nasdaq under the symbol “OPEN” and “OPENW,” respectively, on December 21, 2020, in lieu of the ordinary shares, warrants and units of SCH. Opendoor Technologies has not paid any cash dividends on its shares of common stock to date. It is the present intention of Opendoor Technologies’ board of directors to retain all earnings, if any, for use in Opendoor Technologies’ business operations and, accordingly, Opendoor Technologies’ board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Opendoor Technologies’ revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of Opendoor Technologies’ board of directors. Further, the ability of Opendoor Technologies to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting SCH’s Class A ordinary shares, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 26 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Opendoor Technologies of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Opendoor Technologies’ securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Opendoor Technologies Securities” beginning on page 261 and is incorporated herein by reference.

Indemnification of Directors and Officers

Opendoor Technologies has entered or will enter into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by Opendoor Technologies of certain expenses and costs relating to claims, suits or proceedings arising from service to Opendoor Technologies or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Further information about the indemnification of Opendoor Technologies’ directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of Opendoor Technologies Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 263 and is incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

Opendoor Technologies issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

Immediately prior to the consummation of the Business Combination, Opendoor Technologies filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of SCH’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 124 and “Organizational Documents Proposals” beginning on page 127, which are incorporated by reference herein.

The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are also incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On December 18, 2020, the audit committee of Opendoor Technologies’ board of directors dismissed Marcum LLP (“Marcum”), SCH’s independent registered public accounting firm prior to the Business Combination, as Opendoor Technologies’ independent registered public accounting firm.

The report of Marcum on the financial statements of SCH as of December 31, 2019, and for the year ended for the period from October 18, 2019 (inception) through December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about the Company's ability to continue as a going concern.

During the period from October 18, 2019 (inception) to December 31, 2019 and subsequent interim period through December 18, 2020, there were no disagreements between SCH and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on SCH’s financial statements for such period.

During the period from October 18, 2019 (inception) to December 31, 2019 and subsequent interim period through December 18, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Opendoor Technologies has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish Opendoor Technologies with a letter addressed to the SEC stating whether it agrees with the statements made by Opendoor Technologies set forth above. A copy of Marcum’s letter, dated December 18, 2020, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On December 18, 2020, the audit committee of Opendoor Technologies’ board of directors approved the engagement of Deloitte & Touche LLP (“Deloitte”) as Opendoor Technologies’ independent registered public accounting firm to audit Opendoor Technologies’ consolidated financial statements as of and for the year ended December 31, 2020. Deloitte served as independent registered public accounting firm of Opendoor prior to the Business Combination. During the years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through December 18, 2020, Opendoor Technologies did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

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Item 5.01. Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Transactions, and in accordance with the terms of the Merger Agreement, each executive officer of SCH ceased serving in such capacities, and Chamath Palihapitiya, Ian Osborne and David Spillane ceased serving on SCH’s board of directors.

Eric Wu, Adam Bain, Cipora Herman, Pueo Keffer, Glenn Solomon, Jason Kilar and Jonathan Jaffe were appointed as directors of Opendoor Technologies, to serve until the end of their respective terms and until their successors are elected and qualified. Cipora Herman, Adam Bain and Pueo Keffer were appointed to serve on Opendoor Technologies’ audit committee with Cipora Herman serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Eric Wu was appointed as Opendoor Technologies’ Chief Executive Officer, Carrie Wheeler was appointed as Opendoor Technologies’ Chief Financial Officer, Andrew Low Ah Kee was appointed as Opendoor Technologies’ President, Ian Wong was appointed as Opendoor Technologies’ Chief Technology Officer, Julie Todaro was appointed as Opendoor Technologies’ President of Homes & Services, Tom Willerer was appointed as Opendoor Technologies’ Chief Product Officer and Elizabeth Stevens was appointed as Opendoor Technologies’ Head of Legal.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Director Election Proposal” beginning on page 138 and “Management of Opendoor Technologies Following the Business Combination” beginning on page 223 for biographical information about each of the directors and officers, other than Mr. Low Ah Kee, following the Business Combination, which is incorporated herein by reference. The biographical information about Mr. Low Ah Kee is set forth below:

Andrew Low Ah Kee, age 40, has served as Opendoor Technologies’ President since December 2020 and as Opendoor’s President since November 2020. Mr. Low Ah Kee previously served in a range of executive positions at GoDaddy from 2014 to 2020, most recently as Chief Operating Officer. Prior to joining GoDaddy in 2014, Mr. Low Ah Kee was a Director at KKR Capstone where he worked closely with the Consumer, Technology and Media investment teams at KKR & Co. L.P. to evaluate investment opportunities and accelerate portfolio company growth. Before KKR, Mr. Low Ah Kee was a consultant with the Boston Consulting Group. Mr. Low Ah Kee holds a Bachelor of Applied Science from the University of Toronto and an MBA from Harvard Business School.

Compensatory Arrangements for Directors

In connection with the Closing, Opendoor Technologies’ board of directors approved a compensation program for Opendoor Technologies’ non-employee directors who are determined not to be affiliated with Opendoor Technologies and SCH (the “NED Compensation Policy”). Pursuant to the terms of the NED Compensation Policy, non-employee directors are eligible to receive fixed annual cash retainer fees as well as long-term equity compensation awards for their service on Opendoor Technologies’ board of directors. Additional fixed annual cash retainer fees are paid to non-employee directors for committee membership and chairperson service. A copy of the NED Compensation Policy is included as Exhibit 10.13 to this Report and is incorporated herein by reference.

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Opendoor granted Eric Wu the restricted stock unit (“RSU”) awards described in the section titled “—Compensatory Arrangements for Executive Officers” below.

Compensatory Arrangements for Executive Officers

Pursuant to an employment letter agreement initially dated January 6, 2020 and amended and restated on September 14, 2020, Opendoor agreed to grant Eric Wu 9,202,707 RSUs, subject to the terms and conditions described in the Proxy Statement/Prospectus in the sections titled “Summary of the Proxy Statement/Prospectus—Interests of Opendoor’s Directors and Executive Officers in the Business Combination—Eric Wu” beginning on page 15 and “Compensation Discussion and Analysis—Long-Term Equity Compensation” beginning on page 230, which information is incorporated herein by reference. In connection with negotiations regarding the Business Combination, it was agreed that the dilutive effect of this grant should be borne by Opendoor’s stockholders before the Closing. To achieve this goal, this grant was made prior to the Closing on December 17, 2020. The RSUs will have a term of seven years and (i) were subject to a liquidity event-based vesting condition, which was satisfied upon the Closing, and (ii) are subject to a performance-based vesting condition whereby such RSUs will vest, subject to Eric Wu’s continued employment with us through each applicable vesting date, as to 1/6th of the total RSUs upon the achievement of each of six predetermined share price milestones based on the 60-day volume weighted average closing price of Opendoor Technologies’ publicly-traded class of common stock, or if earlier, based on the per share consideration received in connection with a Change of Control (as defined in Eric Wu’s employment letter agreement). These milestones were $29.29, $38.07, $49.49, $64.34, $83.64 and $108.74, but have been adjusted to $18.11, $23.54, $30.60, $39.78, $51.71 and $67.23, respectively, to reflect the impact of the Business Combination, by dividing each milestone by the Exchange Ratio (as defined in the Proxy Statement/Prospectus, which was 1.61754303445243). The number of RSUs granted to Eric Wu was also adjusted to 14,885,774 to reflect the Business Combination by multiplying the number of RSUs by such ratio.

Pursuant to an employment letter agreement dated September 3, 2020, Opendoor agreed to grant Carrie Wheeler 250,000 RSUs, subject to the terms and conditions described in the Proxy Statement/Prospectus in the sections titled “Summary of the Proxy Statement/Prospectus—Interests of Opendoor’s Directors and Executive Officers in the Business Combination—Carrie Wheeler” beginning on page 16 and “Certain Relationships and Related Person Transactions—Opendoor—Carrie Wheeler Employment Offer Letter Agreement” beginning on page 252, which information is incorporated herein by reference. In connection with negotiations regarding the Business Combination, it was agreed that the dilutive effect of this grant should be borne by Opendoor’s stockholders before the Closing. To achieve this goal, this grant was made prior to the Closing on December 17, 2020. The RSUs will have a term of seven years and will start vesting on the third anniversary of Carrie Wheeler’s employment start date, subject to her continued employment with us on such date. The RSUs (i) were subject to a liquidity event-based vesting condition, which was satisfied upon the Closing, and (ii) are subject to a time-based vesting condition whereby the RSUs vest in substantially equal quarterly installments over a two-year period following the third anniversary of Carrie Wheeler’s employment start date. The number of RSUs granted to Carrie Wheeler was adjusted to 404,385 to reflect the Business Combination by multiplying the number of RSUs by the Exchange Ratio.

2020 Plan

In connection with the Closing, Opendoor Technologies adopted the 2020 Incentive Award Plan (the “2020 Plan”) under which Opendoor Technologies may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which Opendoor Technologies competes. The 2020 Plan will remain in effect until the tenth anniversary of its adoption date, unless earlier terminated by the Opendoor Technologies board of directors.

The 2020 Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units and other stock or cash based awards. All awards under the 2020 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award.

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Employees, consultants and directors of Opendoor Technologies, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2020 Plan. The 2020 Plan is administered by Opendoor Technologies’ board of directors, which may delegate its duties and responsibilities to one or more committees of Opendoor Technologies’ directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the 2020 Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the 2020 Plan, to interpret the 2020 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2020 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2020 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2020 Plan. The plan administrator also has broad discretion to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2020 Plan and outstanding awards. In the event of a change in control (as defined in the 2020 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.

The aggregate number of shares of Opendoor Technologies common stock available for issuance under the 2020 Plan is equal to the sum of (i) 43,508,048 shares (8% of the total number of issued and outstanding shares of Opendoor Technologies common stock as of immediately after the Closing) of Opendoor Technologies common stock and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 equal to the lesser of (A) a number equal to the excess (if any) of (1) 5% of the aggregate number of shares of Opendoor Technologies common stock outstanding on the final day of the immediately preceding calendar year over (2) the number of shares of Opendoor Technologies common stock then reserved for issuance under the 2020 Plan as of such date and (B) such smaller number of shares of Opendoor Technologies common stock as is determined by our board. The maximum number of shares of Opendoor Technologies common stock that may be issued pursuant to the exercise of ISOs granted under the 2020 Plan is 43,508,048 shares (8% of the total number of issued and outstanding shares of Opendoor Technologies common stock as of immediately after the Closing).

The foregoing description of the 2020 Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such 2020 Plan, a copy of which is included herewith as Exhibit 10.2.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the consummation of the Business Combination, Opendoor Technologies filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the By-Laws that took effect upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 124 and “Organizational Documents Proposals” beginning on page 127, which are incorporated by reference herein.

Copies of the Certificate of Incorporation and the By-Laws are included as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, SCH ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “BCA Proposal” beginning on page 82 and “Domestication Proposal” beginning on page 124, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Opendoor as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017 are set forth in the Proxy Statement/Prospectus beginning on page F-34 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SCH and Opendoor as of September 30, 2020 and for the year ended December 31, 2019 and the nine months ended September 30, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of September 15, 2020, by and among the Registrant, Hestia Merger Sub Inc. and Opendoor Labs Inc. (included as Exhibit 2.1 to Amendment No. 1 to the Current Report on Form 8-K filed September 17, 2020).

3.1	Certificate of Incorporation of Opendoor Technologies Inc.

3.2	By-Laws of Opendoor Technologies Inc.

4.2	Specimen Common Stock Certificate of Opendoor Technologies Inc. (incorporated by reference to Exhibit 4.5 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 6, 2020).

4.3	Warrant Agreement, dated April 27, 2020, between Social Capital Hedosophia Holdings Corp. II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 30, 2020).

10.1	Form of Indemnification Agreement.

10.2	Opendoor Labs Inc. 2014 Stock Plan (as amended) (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 (File No. 333-249302) filed October 5, 2020).

10.2(a)	Form of Notice of Restricted Stock Unit Grant and RSU Terms and Conditions under the 2014 Stock Plan (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-249302) filed October 5, 2020).

10.2(b)	Form of Notice of Stock Option Grant and RSU Terms and Conditions under the 2014 Stock Plan (incorporated by reference to Exhibit 10.20 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.3	2020 Incentive Award Plan.

10.3(a)	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under the 2020 Incentive Award Plan (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4 (File No. 333-249302) filed October 5, 2020).

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Exhibit No.	Description

10.4	2020 Employee Stock Purchase Plan.

10.5	Amended and Restated Continued Employment Letter Agreement, dated as of September 14, 2020, by and between Opendoor Labs Inc. and Eric Wu (incorporated by reference to Exhibit 10.24 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.6	Offer Letter Agreement, dated as of July 22, 2019, by and between Opendoor Labs Inc. and Tom Willerer (as amended September 1, 2020) (incorporated by reference to Exhibit 10.25 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.6(a)	Amendment to Offer Letter Agreement, entered into as of July 22, 2019, by and between Opendoor Labs Inc. and Tom Willerer, dated as of September 1, 2020 (incorporated by reference to Exhibit 10.26 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.7	Offer Letter Agreement, dated as of September 18, 2019, by and between Opendoor Labs Inc. and Julie Todaro (incorporated by reference to Exhibit 10.27 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.8(a)	Amendment to Offer Letter Agreement, entered into as of April 13, 2014, by and between Opendoor Labs Inc. and Ian Wong, dated as of September 1, 2020 (incorporated by reference to Exhibit 10.29 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.9	Offer Letter Agreement, dated as of July 10, 2017, by and between Opendoor Labs Inc. and Gautam Gupta (incorporated by reference to Exhibit 10.30 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.10	Offer Letter Agreement, dated as of January 9, 2017, by and between Opendoor Labs Inc. and Jason Child (incorporated by reference to Exhibit 10.31 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.11	Offer Letter Agreement, dated as of September 3, 2020, by and between Opendoor Labs Inc. and Carrie Wheeler (incorporated by reference to Exhibit 10.32 to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-249302) filed November 27, 2020).

10.12	Offer Letter Agreement, dated as of October 22, 2020, by and between Opendoor Labs Inc. and Andrew Low Ah Kee.

10.13	Opendoor Technologies Inc. Non-Employee Director Compensation Policy.

10.14	Amended and Restated Registration Rights Agreement, dated December 18, 2020, by and among Opendoor Technologies Inc., SCH Sponsor II LLC, certain former stockholders of Opendoor Labs Inc., Cipora Herman, David Spillane and ChaChaCha SPAC B, LLC, Hedosophia Group Limited and 010118 Management, L.P.

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Exhibit No.	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

21.1	List of Subsidiaries.

99.1	Unaudited pro forma condensed combined financial information of Social Capital Hedosophia Holdings Corp. II and Opendoor Labs Inc. as of September 30, 2020 and for the year ended December 31, 2019 and the nine months ended September 30, 2020.

+	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: December 18, 2020	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Financial Officer

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